UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K/A No.3

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 25, 2004
Date of Report
(Date of Earliest Event Reported)

WIDEPOINT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23967	52-2040275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Indentification No.)

One Lincoln Centre,
Oakbrook Terrace, Illinois 60181
(Address of principal executive offices (zip code))

630-629-0003
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 1.01 Entry into a Material Definitive Agreement; Item 2.01 Completion of Acquisition or Disposition of Assets; Item 3.02 Unregistered Sale of Equity Securities

The following disclosure is repeated from that set forth in Amendment No. 2 to Form 8-K/A, as filed on January 7, 2005. The purpose of this Amendment No. 3 to Form 8-K/A is to effect certain revisions in the historical financial statements and pro forma information filed herewith.

On October 25, 2004, Widepoint Corporation (“WidePoint” or the “Company”) completed the acquisition of Operational Research Consultants, Inc. (“ORC”), a privately held information technology and engineering firm providing mission-critical sensitive and strategic information security solutions to the United States Government. To finance the acquisition, the Company completed a convertible preferred financing with Barron Partners, LP, an accredited investor, and utilized a line of credit which WidePoint maintains with RBC-Centura. WidePoint entered into a Stock Purchase Agreement with ORC and its stockholders to effectuate the acquisition, and entered into a Preferred Stock Purchase Agreement and a Registration Rights Agreement with Barron in connection with the financing.

ORC specializes in IT integration and secure authentication processes and software, providing services to the Department of Defense, General Services Administration, and associated Federal Agencies and trading partners. ORC was at the forefront of implementing Public Key Infrastructure technologies. Therefore, ORC maintains secure facilities and is currently the only commercial credential service provider (at Assurance Levels 1, 2, 3 and 4) to the Federal Government, contractors to the Department of Defense and the United States Government, and individuals transacting electronic business with or for the United States Government. Secure authentication is a key element to the success of many secured integration e-Government initiatives emerging in the government sector.

ORC is currently the only External Certificate Authority for the United States Government. As such, it is authorized to issue all permissible certificate types and services in accordance with Defense Information Systems Agency and National Security Agency standards, necessary for the interoperable, secure exchange of information between U.S. Governmental agencies, contractors, and international allies such as members of NATO. The Federal market for secured authentication software and e-Government IT initiatives collectively represent major growth markets — within which ORC is prominently positioned.

Pursuant to the Stock Purchase Agreement between WidePoint, ORC and the stockholders of ORC, WidePoint agreed to purchase and acquire all of ORC’s outstanding common stock from the ORC stockholders. In consideration for the ORC stock, WidePoint will pay the shareholders of ORC an aggregate of $5,000,000 payable in a combination of cash, promissory note and WidePoint common stock, less a receivables holdback. The receivables holdback will be held in escrow and released at certain milestone dates, over a three year period pursuant to a formula negotiated between the parties.

The aggregate consideration to be paid by WidePoint to the ORC shareholders shall be adjusted in the event that ORC’s 2004 revenue is less than $8,000,000 and for any set-offs, recoupments and/or payments of losses. The agreement also provides a clawback provision in the event that the losses or indemnity amounts exceed the receivables holdback.

The convertible preferred financing with Barron was for $3,580,000, under a Preferred Stock Purchase Agreement and related agreements. Net proceeds from the offering after estimated costs and expenses, including fees of finders and agents, were approximately $3,000,000. The Company issued 2,045,714 shares of Series A Preferred Stock of WidePoint. The Series A Preferred Stock is convertible into an aggregate of 20,457,140 shares of common stock of WidePoint at a conversion rate equal to $0.175 per share. In addition, WidePoint issued to Barron warrants to purchase up to an additional 10,228,571 shares of common stock of WidePoint at an exercise price of $0.40 per common share. The shares of WidePoint common stock which may be acquired by Barron upon its conversion of its Series A Preferred Stock and/or the exercise of its warrant are subject to limitations which restrict the ability of Barron and its affiliates to acquire shares as a result of which Barron owns more than a total of 4.99% of the outstanding shares of WidePoint common stock at any time, which restriction may be removed upon 61 days notice to the Company by Barron, but in the event Barron elects to remove such restriction, then Barron and its affiliates can only vote 75% of the shares of WidePoint common stock held by Barron and its affiliates.

Under a related Registration Rights Agreement between Barron and the Company, WidePoint is obligated to file a registration statement within 60 days of the closing covering the resale of the shares of WidePoint common stock issuable upon conversion and/or exercise of the Series A Preferred Stock and the warrant issued to Barron. WidePoint filed a registration statement on Form S-1 with the SEC for this purpose on January 5, 2005. WidePoint has agreed to use its best efforts to cause the registration statement to be declared effective by the SEC within 120 days of the closing date. If the registration statement is not declared effective by the SEC in the period from 180 days following the closing date through two years following the date thereof, subject to permissible blackout periods and registration maintenance periods, then in such events WidePoint will be required to pay Barron penalties a one-time payment, as liquidated damages, in the amount of $100,000.

The private equity financing described herein was made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, provided by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder. The securities issued have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01:      Financial Statements and Exhibits

     (a)     Financial Statements of Business Acquired.
               The following financial statements are filed as exhibits hereto:

99.1	Audited Financial Statements of Operational Research Consultants, Inc. for the fiscal years ended December 31, 2002 and December 31, 2003

99.2	Unaudited Financial Statements of Operational Research Consultants, Inc. for the nine months ended September 30, 2004

     (b)     Pro Forma Financial Information.
               The following pro forma financial information is filed as an exhibit hereto:

99.3	Unaudited Proforma Financial information of Operational Research Consultants, Inc. and WidePoint Corporation for the fiscal year ended December 31, 2003, and the nine months ended September 30, 2004, respectively, related to the acquisition of Operational Research Consultants, Inc.

     (c)     Exhibits.

10.1	Preferred Stock Purchase Agreement Between WidePoint Corporation and Barron Partners LP*

10.2	Common Stock Purchase Warrant between WidePoint Corporation and Barron Partners LP*

10.3	Registration Rights Agreement between WidePoint Corporation and Barron Partners LP*

10.4	Certificate Of Designations, Rights And Preferences Of The Series A Convertible PreferredStock between WidePoint Corporation and Barron Partners LP*

10.5	Stock Purchase Agreement by and among WidePoint Corporation, Operational Research Consultants Inc. and the Shareholders of Operational Research Consultants, Inc.*

99.1	Audited Financial Statements of Operational Research Consultants, Inc. for the fiscal years ended December 31, 2002 and December 31, 2003

99.2	Unaudited Financial Statements of Operational Research Consultants, Inc. for the nine months ended September 30, 2004

99.3	Unaudited Proforma Financial information of Operational Research Consultants, Inc. and WidePoint Corporation for the fiscal year ended December 31, 2003, and the nine months ended September 30, 2004, respectively, related to the acquisition of Operational Research Consultants, Inc.

*	Previously filed on Form 8-K/A No. 1 dated October 25, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

By:	/s/ James T. McCubbin James T. McCubbin Vice President and Chief Financial Officer

Dated:	May 3, 2005

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